                                  UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002

                               VIEWCAST.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                              000-29020                         75-2528700
---------------------------------------    ------------------------------    --------------------------------
   (State or other jurisdiction of           (Commission File Number)                I.R.S. Employer
    incorporation or organization)                                                 Identification No.)

           17300 DALLAS PARKWAY. SUITE 2000, DALLAS, TX                                75248
-------------------------------------------------------------------------------------------------------------
             (Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:          972-488-7200
                                                     ---------------------------



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ITEM 5. OTHER EVENTS

The press release dated April 3, 2002, announcing ViewCast's securities are no longer eligible to trade on the Nasdaq SmallCap Market and subsequent commencement of its securities trading on the Over-the-Counter (OTC) Bulletin Board effective with the opening of business on April 4, 2002, is attached hereto as exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         (None)

     (b) PRO FORMA FINANCIAL INFORMATION

         (None)

     (c) EXHIBITS

         99.1    Press Release dated April 3, 2002



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

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ViewCast.com, Inc.
                                        ------------------
                                          (Registrant)



                                        BY:
Date: April 4, 2002                     /s/ Laurie L. Latham
                                        --------------------
                                        Laurie L. Latham
                                        Chief Financial Officer
                                        Principal Financial Officer




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